Exhibit 99.1

EverBank Financial Corp KBW Community Bank Investor Conference July 31, 2012

Disclaimer THIS PRESENTATION HAS BEEN PREPARED BY EVERBANK FINANCIAL CORP (“EVERBANK” OR THE “COMPANY”) SOLELY FOR INFORMATIONAL PURPOSES BASED ON ITS OWN INFORMATION, AS WELL AS INFORMATION FROM PUBLIC SOURCES. THIS PRESENTATION HAS BEEN PREPARED TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION OF EVERBANK AND DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT. IN ALL CASES, INTERESTED PARTIES SHOULD CONDUCT THEIR OWN INVESTIGATION AND ANALYSIS OF EVERBANK AND THE DATA SET FORTH IN THIS PRESENTATION AND OTHER INFORMATION PROVIDED BY OR ON BEHALF OF EVERBANK. EXCEPT AS OTHERWISE INDICATED, THIS PRESENTATION SPEAKS AS OF THE DATE HEREOF. THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF. CERTAIN OF THE INFORMATION CONTAINED HEREIN MAY BE DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES. EVERBANK BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. EVERBANK CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THIS PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “COULD,” “SHOULD,” “SEEKS,” “APPROXIMATELY,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THOSE WORDS OR OTHER COMPARABLE WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL FACTS, AND ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY MANAGEMENT, MANY OF WHICH, BY THEIR NATURE, ARE INHERENTLY UNCERTAIN AND BEYOND THE COMPANY’S CONTROL. ACCORDINGLY, YOU ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AS OF THE DATE MADE, EXPECTATIONS MAY PROVE TO HAVE BEEN MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. UNLESS OTHERWISE REQUIRED BY LAW, EVERBANK ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. INTERESTED PARTIES SHOULD NOT PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT AND SHOULD CONSIDER THE UNCERTAINTIES AND RISKS DISCUSSED UNDER ITEM 1A. “RISK FACTORS” OF EVERBANK’S QUARTERLY REPORT ON FORM 10-Q AND IN ANY OF EVERBANK’S SUBSEQUENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

Company Overview

EverBank Overview Acquired in 1994 and headquartered in Jacksonville, FL $15.0bn in assets, $10.8bn in deposits & $1.2bn shareholders’ equity as of June 30, 2012 Initial public offering on May 3, 2012 $1.4bn market capitalization(1) Nationwide banking franchise Unique, diversified business model Robust asset generation capabilities Scalable, low cost deposit platform Disciplined risk management Cohesive, long tenured management team (1) Market capitalization as of 7.25.2012 close Strong Returns High Growth Low Risk

Pending Acquisition of GE Capital’s Business Property Lending Acquired MetLife Bank’s warehouse finance business Completion of Initial Public Offering Acquired online deposit franchise 2000—2003 Mortgage Lending and Servicing 2004—2007 Expansion of Deposit Strategy 2008—2012 Addition of Diversified Asset Generation Evolution and Growth Adopted EverBank name Acquired NetBank mortgage assets Growth capital infusion Acquired Tygris FDIC-Assisted Acquisition of Bank of Florida $ 16.9 Pro Forma for Pending BPL Acquisition

$0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0

Pro Forma 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2Q 2012

Assets Deposits

Best of Both Online and Branch Banking Models Strong Asset Generation Quality Deposit Mix High Customer Retention Geographic Diversity Low “Fully-Loaded” Expenses Ability to Quickly Scale EverBank Online Banks Regional Branch Banks

EverBank’s Business Strategy Commercial Lending Commercial Finance Residential Lending Deposits Brokerage Services Wealth Management Incorporate LPOs San Francisco Area Los Angeles Area Houston, TX Denver, CO Dallas, TX Atlanta, GA St Louis, MO Direct Bank Chicago, IL Branch Presence Jacksonville, FL Northern, VA—Loan Production Office—Business Headquarters—Corporate Headquarters Bethesda, MD Deliver high value products and services to self-directed customers through a variety of channels Target mass affluent and small business segments Key wealth markets nationwide Continue integrating core product offering Deposits Jumbo lending Commercial finance Commercial lending Expand long-term into complimentary product lines Brokerage Wealth management Strategic Plan Deposits and Lending by County / Business Locations EVER Deposits EVER Lending EVER Deposits & Lending In Development Parsippany, NJ ECF Developed

Diversified Asset Generation Retained Asset Generation ($mm) Mortgage Production Volume ($bn) 422 495 617 501 714 1.2 1.6 2.0 1.9 2.3 24% 76% 24% 2% 74% 31% 3% 66% 29%

13% 58% 25% 31% 9% 35% 0.3 0.9 0.3 1.3 1.7 0.3 1.7 0.2 1.7 2.1 0.2

2Q11 3Q11 4Q11 1Q12 2Q12 2Q11 3Q11 4Q11 1Q12 2Q12 Residential commercial

Commercial finance Warehouse finance Secondary Retained

Source: AlixPartners study (1) Percentage of U.S. households who used branch banking channel within the last year Online and Mobile Banking Trends Online banking channel market share has grown to 43% vs. a decline to 62% for branch banking Bank Channel Usage as a % of U.S. Households 91% 19% Branch Banking (1) Online Banking Mobile Banking

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

Value Proposition Yields Attractive Customer Base

EverBank

One stop, integrated financial portal

- Internal and external account aggregation
- Analysis and reporting across financial life: investing, spending, budgeting, tracking alerts
- Bill pay and electronic transfers



Convenient access: 24 x 365

- Mobile, Online, 24 Hour Phone Support, No Fee ATM, Imaging / Remote Deposit, Direct Deposit, Select Financial Centers, Mail
- ATM fee rebates




474,000 ATMs

Attractive Nationwide Customer Base

- 111,178 households, 222,763 accounts
- Average deposits per household: $78,283
- 54% household income > $75,000
- 46% household net worth[(1)] > $250,000

2Q12 Deposit Composition


19%
12%
20%
37%
12%
Noninterest-bearing
Checking
Global Market
MMDA & Savings
Time Deposits

(1) *Based on reported household net worth; excludes 17% of households that do not report household net worth*

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Disciplined approach has yielded attractive strategic and growth acquisitions History of Attractive Acquisitions Business Property Lending $2.4bn assets$3.1bn servicing rights Warehouse Finance $351mm assets $1.4bn assets$1.2bn deposits $780mm assets$425mm growth capital $340mm deposits Size (1) Net of any purchase accounting adjustments, figures are rounded Target

Pending Acquisition of Business Property Lending, Inc.

EverBank

Business Acquired	▪ Business Property Lending division from GE Capital ▪ Provides loans on essential use properties owned or leased by small and mid-sized companies ▪ Includes commercial loan origination and servicing business ▪ $2.44bn of high-quality top performing loans; $3.1bn services BLTs ▪ 108 employees, including senior management team
Purchase Price	▪ $2.51bn cash for the stock of a subsidiary of GE Capital, includes $70.5mm premium and generates $40mm goodwill
Required Approvals	▪ Regulatory and other customary approvals
Expected Closing Date	▪ Fourth Quarter 2012

Strategic Value

- Accelerates strategic growth plan
- Diversifies balance sheet
- Complements distribution in key markets

Attractive Deal Economics

- Immediately accretive to EPS (low double digit %)
- Accretive to ROE by ~100bps
- Minimal impact on TBV

Low Risk

- High quality loan portfolio
- Turn-key platform
- Strong pro forma capital and liquidity

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Transaction increases commercial loan concentration from 23% to 37% Residential Commercial Transaction Diversifies Loan Portfolio Pro Forma EVER Business Property Lending Total: $10.9bn Total: $2.4bn Total: $13.3bn Residential 77% Leases Other 6% Commercial 12% Warehouse Finance 6% Commercial 100% Residential 63% Leases & Other 5% Commercial 287% Warehouse Fiance 4%

Retained Asset Generation (1)Represents Q2 2012 annualized (2) Key transaction assumption Enhances Asset Generation Capabilities Diversifies and expands existing asset generation capabilities $2.9bn $0.5bn $3.4bn Business Property Lending(2) EVER(1) Pro Forma Commercial Commercial Leases/ Lender Finance Warehouse Finance Residential BPL Commercial Commercial Commercial Leases / Lender Finance Warehouse Finance Residential

Second Quarter 2012 Results

Adjusted Earnings Per Share(1) Financial Highlights Represents adjusted diluted earnings per common share from continuing operations for 2007-YTD; 2003-2006 represents adjusted basic earnings per common share from continuing operations. Calculated using adjusted net income attributable to the Company from continuing operations; 2012 adjusted EPS calculation includes $4.5mm and $1.1mm cash dividends paid to Series A and Series B Preferred shareholders in Q1 and Q2, respectively; a reconciliation of non-GAAP financial measures can be found in the appendix Q2 YTD adjusted return on average equity for banks $5-25bn in assets represents annualized Q1 number. Q2 YTD metrics unavailable Adjusted Return on Average Equity(2) 2Q12 Capital Ratios Tangible Book Value Per Share 2003-2011 CAGR: 13% $0.42 $0.53 $0.63

$0.74 $0.66 $0.41 $0.78 $1.28 $1.11 $0.62 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 YTD 14.3% 15.4% 16.3% 16.5% 13.1% 7.4% 11.5% 14.0% 10.7% 12.2%

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 EverBank Bank $5-25bn in Assets YTD

2003-2011 CAGR: 15% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

$3.10 $3.60 $4.08 $4.81 $5.39 $6.96 $8.54 $10.65 $10.12 $10.00 YTD 7.8% 8.3% 15.8%

TCE/ TA Tler 1 Leverage (Bank) Total Risk-Based Capital (Bank)

Key Highlights – 2Q12 Note: A reconciliation of non-GAAP financial measures can be found in the appendix Earnings Execution of Strategic Goals $714mm retained organic asset generation Total loans up $1.1bn, or 11%, LQ to $10.9bn Deposits up $0.3bn, or 2%, LQ to $10.8bn Core NIM up 1bp LQ to 3.53% (Reported NIM of 3.86%) Closed acquisition of warehouse finance business from MetLife Completed Initial Public Offering Executed definitive agreements to acquire Business Property Lending from GE Capital Adjusted EPS of $0.33, up 18% linked quarter (LQ) GAAP EPS of $0.09, up 13% LQ Balance Sheet and NIM Growth Solid Capital Ratios Improving Credit Quality TCE / TA: 7.8% Tier 1 leverage (bank): 8.3% Total risk-based (bank): 15.8% Adjusted non-performing assets were 1.46% of total assets, down 17bps LQ Net charge-offs were 0.34% of average loans held for investment, down 31bps LQ

Stock Price Performance Note: Peer group consists of AF,BOH, BOKF, CYN, FHN, FRC, HBHC, HCBK, IBKC, NYB, SBNY and VLY EVER Return Since IPO 80 85 90 95 100 105

110 115 120 125 19.5% (5.4)% (7.8)% 5/2 5/9 5/16 5/30 6/6 6/13 6/20 6/27 7/4 7/11 7/18 7/25

EVER Peer Avg KRE

Why Invest in EverBank High-performing, strong-growth, low-risk national bank franchise Robust asset generation capabilities coupled with attractive, low- cost deposit engine Ability to achieve earnings growth in a variety of economic cycles Proven ability to capitalize on market opportunities Scalable operating platforms and distribution channels Management team with long-term track record of success

Appendix

Loans Strong Returns High Growth Low Risk End of Period Loans ($mm) End of period loans up $1.1bn, or 11%, LQ and $3.3bn, or 44%, YoY Residential loans up 5% LQ and 40% YoY Commercial loans up 49% LQ and 63% YoY Lease financing receivables up 12% LQ and 43% YoY Loan growth driven by strong organic origination activity in all asset classes and the closing of warehouse finance acquisition Loan yield on average loans HFI of 5.11% down 34 bps linked quarter Decrease in excess accretion and addition of short- term, variable rate warehouse finance loans Loans HFI Composition ($mm) 6,767 6,198 6,442 7,245 7,708 Quarter Highlights 7,559 7,990 9,167 9,776 10,887 792 1,793 2,725 2,531 3,179 6.67% 6.21% 5.72% 5.45% 5.11%

6,767 6,198 6,442 7,245 7,708 2Q11 3Q11 4Q11 1Q12 2Q12 Loans HFI Loans HFS Average

Loan HFI Yield 7% 17% 76% 8% 18% 73% 9% 18% 73% 8% 17% 75% 7%95 17% 67%

2Q11 3Q11 4Q11 1Q12 2Q12 Residential Commercial Commercial Finance Warehouse Fiance

Deposits Strong Returns High Growth Low Risk Average Deposits and Rates ($mm) Average deposits up $232.6mm, or 2%, LQ and $850.9mm, or 9%, YoY Noninterest-bearing deposits up 12% LQ and 60% YoY Checking deposits up 1% LQ and 4% YoY Global market deposits down 3% LQ and 4% YoY MMDA & savings deposits up 2% LQ and 6% YoY Time deposits down 1% LQ and up 1% YoY Cost of deposits declined 4 bps linked quarter and 27 bps year over year to 0.77% Over 70% of CD book will mature in the next 12 months 9,825 10,156 10,411 10,443 10,676 Quarter Highlights Note: Cost of deposits shown above represents interest expense paid on deposits over average total deposits 13% 915 8,910 1.04% 1,127 9,029

0.94% 1,455 8,956 0.82% 1,455 8,956 0.82% 1,305 9,139 0.81% 1,463 9,214 0.77%

2Q11 3Q11 4Q11 1Q12 2Q12 Interest-bearing Noninterest-bearing Cost of Deposits

Net Interest Income Net Interest Income ($mm) Net interest income up $9.4mm, or 8%, LQ and $12.1mm, or 11%, YoY Average interest earning assets up 11% LQ and 22% YoY Reported NIM declined 11 bps LQ and 36 bps YoY to 3.86% Core NIM rose 1 bp LQ to 3.53% 113 111 115 116 125 Core NIM Quarter Highlights

4.22%

3.98% 3.94% 3.97%

3.86%

2Q11 3Q11 4Q11 1Q12 2Q12 Net Interest Income Net Interest Margin

Searchable text for slide0024: ($mm) 4Q11 1Q12 2Q12

Average interest-earning assets $ 11,571 $ 11,707 $ 13,025

Net interest income $ 115 $ 116 $ 125 Reported NIM 3.94% 3.97% 3.86%

Net interest income $ 115 $ 116 $ 125 Less: Discount accretion from Tygris acquisition 15 13 11 Adjusted net interest income $ 100 $ 102 $ 114 Core NIM 3.43% 3.52% 3.53%

Banking and Wealth Management Net interest income up $8.3mm, or 8%, LQ and $9.7mm, or 9%, YoY due to loan growth Provision for loan and lease losses down $5.3mm, or 51%, LQ and $3.2mm, or 39% YoY due to credit quality improvement Credit-related expenses increased due to elevated foreclosure activity related to our GNMA pool buyout loans Segment Earnings Segment Highlights ($mm) 2Q11 1Q12 2Q12

Net interest income $ 105 $ 107 $ 115 Provision for loan and lease losses (8) (10) (5) Net interest income after provision 97 96 110 Noninterest income 16 25 26 Noninterest expense: Credit-related expenses 6 8 14 All other noninterest expense 40 52 62 Pre-tax income $ 66 $ 62 $ 60 Adjustment items (pre-tax) 3 3 1 Adjusted pre-tax income $ 69 $ 65 $ 61

Mortgage Banking Net interest income up $1.3mm, or 12%, LQ and $2.3mm, or 24%, YoY Noninterest income increased $11.3mm, or 30%, YoY as a result of increased gain on sale activity due to increased origination activity Continued high volume of originations due to historically low rates and HARP 2.0 Other credit-related expenses were down $7.8mm, or 65%, LQ and $3.7mm, or 47%, YoY reflecting positive credit trends Segment Earnings Segment Highlights Key Metrics

($mm) 2Q11 1Q12 2Q12

Net interest income after provision $ 9 $ 9 $ 11 Noninterest income 37 48 49 Noninterest expense: Foreclosure and OREO expense 4 3 3 Other credit-related expenses 8 12 4 All other noninterest expense 36 57 61 Pre-tax income (loss) $ (2) $ (15) $ (8) Adjustment items (pre-tax): Increase in MSR valuation allowance — 15 30 Transaction and non-recurring

1 5 5 regulatory related expense Adjusted pre-tax income (loss) $ (1) $ 5 $ 28

2Q11 1Q12 2Q12

Mortgage lending volume $1.2bn $1.9bn $2.3bn Gain on sale margin 49bps 197bps 261bps Servicing UPB $56.9bn $53.6bn $53.3bn Average servicing fee 31bps 31bps 30bps

Corporate Services GAAP loss of $34.4mm, up $5.7mm, or 20%, LQ Adjusted loss of $29.9mm, up $2.8mm, or 10%, LQ Noninterest expense increased due to regulatory, infrastructure investments and Business Property Lending diligence expenses Segment Earnings Segment Highlights Ratio represents total company assets per Corporate Services FTE

($mm) 2Q11 1Q12 2Q12

Net interest income $ (2) $ (1) $ (2) Noninterest expense 28 27 33 Pre-tax income (loss) $ (29) $ (29) $ (34)

Adjustment items (pre-tax): Transaction and non-recurring

2 2 4 regulatory related expense

Adjusted pre-tax income $ (27) $ (27) $ (30) Memo: FTE 480 520 541 Total Assets(1) / FTE $ 26.1 $ 26.5 $ 27.8

Adjusted NPA / Total Assets Note: A reconciliation of Non-GAAP financial measures can be found in the appendix Tygris and Bank of Florida purchase-impaired loans and leases accounted for under ASC 310-30 or by analogy Asset Quality Adjusted NPA ratio excludes loans and leases with enhanced credit protection (1) Adjusted NPA / Total Assets Build Highlights NCO / Average Loans HFI Adjusted non-performing assets to total assets declined 17 bps LQ resulting from a $4.9mm, or 2.9%, decrease in non-performing loans Net charge-offs to average loans HFI decreased 31 bps LQ to 0.34% Allowance for loan and lease losses decreased $0.9mm, or 1.1%, LQ as charge-offs of $6.6mm exceeded provisions of $5.8mm 1.35% 1.46% 1.02% 0.65% 0.34% 2.73% 2.11% 1.86% 1.63% 1.46%

2009 2010 2011 1Q12 2Q12 2009 2010 2011 1Q12 2Q12

Regulatory NPAs / Impact Ex. Govt Impact Ex. Tygris Adjusted NPAs / Assets Insured Loans and Bank of Assets Florida(1)

(10.96)%

13.49% (1.07)% 1.46%

Mortgage Banking Drivers

EverBank

Revenue vs. Amortization and Valuation Allowance ($mm)



27
48
(23)
(21)
41
45
(28)
(19)
56
46
(29)
(15)
80
42
(34)
(30)
3Q11
4Q11
1Q12
2Q12
Servicing fee income
Loan production and gain on sale income
Amortization
Addition to MSR valuation allowance

Summary

- Current low interest rate environment generates positive long-term net economic value for our mortgage business
- June 30, 2012 mortgage servicing rights carrying value reflects the significant decline in mortgage rates at the end of the second quarter and the success of the government's HARP initiatives
- An increase in expected refinance activity will generate residential lending revenues over time, while the non-cash MSR valuation allowance is recorded immediately; we believe the residential lending revenues will more than offset the increase in prepayments
- Amortization rate of 27% closely approximates the actual payoff activity in the underlying portfolio of approximately 24%
- Valuation allowance is recoverable if rates rise and refinance activity slows

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Credit – Originated Mortgage Repurchase Reserve

EverBank

Reserve Trends

Sold UPB ($mm)	'04 - '05	'06 - '08	'09 - '12	Total
Agency	$2,357	$450	$18,241	$21,048
Agency Aggregator	8,977	11,528	3,134	23,639
Total Sold UPB	$11,334	$11,978	$21,374	$44,686
Request Rates				
Life Time	0.34%	1.89%	0.32%	0.77%
Last 12 Months	0.05%	0.57%	0.18%	0.26%
Repurchase Rates				
Life Time	41%	40%	27%	37%
Last 12 Months	15%	21%	25%	23%
Loss Severity				
Life Time	9%	45%	22%	35%
Last 12 Months	25%	50%	31%	44%

Highlights

- Coverage ratio of 3.25 years
- LTD realized losses of only 8bps for the whole portfolio and expected total life-time realized losses of just 16bps
- 2006 – 2008 quality of production was strong
- 2006 – 2008 vintages were primarily sold to the large agency aggregators

Summary Statistics by Vintage

Losses to date ($mm)	'04 - '05	'06 - '08	'09 - '12	Total
Total Sold UPB	$11,334	$11,978	$21,374	$44,686
Total Sold Units	51,108	57,421	95,297	203,826
Request Rate	0.34%	1.89%	0.32%	0.77%
Requests Received	173	1,087	309	1,569
Pending Requests	20	251	38	312
Resolved Requests	153	836	271	1,257
Repurchase Rate	41%	40%	27%	37%
Repurchases	63	334	73	469
Average Loan size	221,770	208,597	224,293	219,238
Loss Severity	9%	45%	22%	35%
Losses Recognized	$1.2	$31.5	$3.7	$36.4
Losses Recognized (bps)	1.1	26.3	1.7	8.1

Reserve Rollforward

($mm)	2Q11	3Q11	4Q11	1Q12	2Q12
Pending Reserves - BoP	$ 32.0	$ 33.2	$ 33.0	$ 32.0	$ 35.0
Provisions - New Sales	0.5	0.0	0.1	0.4	0.3
Provisions - Changes in Existing Reserves	4.9	2.6	1.2	5.8	1.1
Charge Offs	(4.2)	(2.8)	(2.3)	(3.2)	(2.4)
Pending Reserves - EoP	$ 33.2	$ 33.0	$ 32.0	$ 35.0	$ 34.0
Quarters of Coverage at Trailing 4 Quarter Realized Loss Rate			10	11	13

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Annual Targets 9%—12% 23%(1) 9%—12% 66% / 39% (1)(3) 10%—13% 12%(3) ~15% N/A 7.0%—7.5% 7.1% 12%—14% 15.3% ROE Net Income / EPS Growth(2) Dividend Payout Ratio TCE/TA Total Risk-Based Capital Ratio Asset Growth Intermediate Financial Targets 3-Year Average Historical Annual Performance Represents CAGR from 2008-2011 EPS on a diluted basis Adjusted earnings and return metrics for continuing operations; a reconciliation of non-GAAP financial measures can be found in the appendix

Non-GAAP Reconciliations

EverBank

Adjusted Net Income

(dollars in thousands)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
	Three Months Ended				
Net income	$ 11,172	$ 11,846	$ 13,760	$ 7,758	$ 21,795
Transaction and non-recurring regulatory related expense, net of tax	6,143	3,884	4,331	4,751	2,136
Increase in Bank of Florida non-accretable discount, net of tax	463	2,135	2,208	298	-
Early adoption of TDR guidance and policy change, net of tax	-	-	-	-	1,561
MSR impairment, net of tax	18,684	9,389	11,638	12,824	-
Adjusted net income	$ 36,462	$ 27,254	$ 31,937	$ 25,631	$ 25,492

	2Q 2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
GAAP net income from continuing operations	**$ 23.0**	**$ 52.7**	**$ 188.9**	**$ 53.5**	**$ 23.4**	**$ 29.7**	**$ 32.6**	**$ 28.2**	**$ 23.7**	**$ 19.0**
Bargain purchase gain on Tygris transaction	-	-	(68.1)	-	-	-	-	-	-	-
Gain on sale of investment securities due to portfolio repositionin	-	-	(12.3)	-	-	-	-	-	-	-
Gain on repurchase of trust preferred securities	-	(2.9)	(3.6)	-	-	-	-	-	-	-
Transaction and non-recurring regulatory related expense	10.0	16.8	6.0	-	-	-	-	-	-	-
Loss on early extinguishment of acquired debt	-	-	6.4	-	-	-	-	-	-	-
Decrease in fair value of Tygris indemnification asset	-	5.4	13.7	-	-	-	-	-	-	-
Increase in Bank of Florida non-accretable discount	2.6	3.0	3.8	-	-	-	-	-	-	-
Impact of change in ALLL methodology	-	1.2	-	-	-	-	-	-	-	-
Early adoption of TDR guidance and policy change	-	6.2	-	-	-	-	-	-	-	-
MSR impairment	28.1	24.5	-	-	-	-	-	-	-	-
Tax benefit (expense) related to revaluation of Tygris NUBILs	-	0.7	(7.8)	-	-	-	-	-	-	-
Adjusted net income from continuing operations	**$ 63.7**	**$ 107.6**	**$ 127.0**	**$ 53.5**	**$ 23.4**	**$ 29.7**	**$ 32.6**	**$ 28.2**	**$ 23.7**	**$ 19.0**

(1) *No material items gave rise to adjustments prior to the year ended December 31, 2010. Accordingly, for periods presented before the year ended December 31, 2010, we have not reflected adjustments to net income attributable to the Company from continuing operations calculated in accordance with GAAP*

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Non-GAAP Reconciliations

EverBank

Non-performing Assets (NPA)

(dollars in thousands)	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Total non-accrual loans and leases	$ 168,962	$ 170,589	$ 193,478	$ 213,818	$ 194,951
Accruing loans 90 days or more past due	1,800	5,119	6,673	1,754	1,362
Total non-performing loans (NPL)	170,762	175,708	200,151	215,592	196,313
Other real estate owned (OREO)	49,248	49,304	42,664	37,450	24,087
Total non-performing assets (NPA)	220,010	225,012	242,815	253,042	220,400
Troubled debt restructurings (TDR) less than 90 days past due	93,184	92,954	92,628	70,173	95,482
Total NPA and TDR [1]	$ 313,194	$ 317,966	$ 335,443	$ 323,215	$ 315,882
Total NPA and TDR	$ 313,194	$ 317,966	$ 335,443	$ 323,215	$ 315,882
Government-insured 90 days or more past due still accruing	1,647,567	1,530,665	1,570,787	553,341	589,842
Bank of Florida loans accounted for under ASC 310-30:					
90 days or more past due	140,797	146,379	149,743	195,425	-
OREO	20,379	22,852	19,456	19,166	-
Total regulatory NPA and TDR	$ 2,121,937	$ 2,017,862	$ 2,075,429	$ 1,091,147	$ 905,724
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30: [1]					
NPA to total assets	1.46%	1.63%	1.86%	2.11%	2.73%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:					
NPA to total assets	13.49%	13.97%	15.20%	8.50%	10.05%

(1) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property acquired in the Bank of Florida acquisition accounted for under ASC 310-30 because as of June 30, 2012, we expected to fully collect the carrying value of such loans and foreclosed property.*

BANKING | LENDING | INVESTING

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Non-GAAP Reconciliations

Regulatory Capital (bank level) June 30, March 31, June 30,

(dollars in thousands) 2012 2012 2011

Shareholders’ equity $ 1,263,687 $ 1,099,404 $ 1,130,104 Less: Goodwill and other intangibles (16,938) (17,290) (18,319) Disallowed servicing asset (36,650) (40,783) (31,927) Disallowed deferred tax asset (70,357) (71,302) (74,522) Add: Accumulated losses on securities and cash flow hedges 110,101 86,981 25,051 Tier 1 capital 1,249,843 1,057,010 1,030,387 Less: Low-level recourse and residual interests — (20,424) (19,079) Add: Allowance for loan and lease losses 77,393 78,254 80,419 Total regulatory capital $ 1,327,236 $ 1,114,840 $ 1,091,727

Adjusted total assets $ 15,022,729 $ 13,731,482 $ 12,438,222 Risk-weighted assets 8,424,290 7,311,556 6,648,103

Tangible Common Equity and Tangible Assets

June 30,

(dollars in thousands) 2012

Shareholders’ equity $ 1,181,369 Less: Goodwill 10,238 Intangible assets 6,700 Tangible common equity $ 1,164,431 Less: Accumulated other comprehensive loss (113,094) Adjusted tangible common equity $ 1,277,525

Total assets $ 15,040,824 Less: Goodwill 10,238 Intangible assets 6,700 Tangible assets $ 15,023,886

Non-GAAP Reconciliations

Tangible Common Equity

2Q 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 GAAP shareholders equity $ 1,181 $ 968 $ 1,013 $ 554 $ 411 $ 239 $ 213 $ 185 $ 165 $ 144

Less: Goodwill 10 10 10 0 0 2 0 0 0 0 Less: Other intangible assets 7 7 9 — 1 2 3 4 6 7

Tangible common equity $ 1,164 $ 950 $ 994 $ 554 $ 410 $ 235 $ 209 $ 180 $ 159 $ 137

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